Exhibit 99.1

Investor Relations

Paul Rybecky

(516) 734-3796

paul.rybecky@dealertrack.com

Media Relations

Alison von Puschendorf

(877) 327.8422

Alison.vonpuschendorf@dealertrack.com

Dealertrack Ownership in incadea plc Exceeds 98%

Lake Success, N.Y, January 12, 2015 – Dealertrack Technologies (Nasdaq: TRAK) today announced that the acceptance conditions have been satisfied and all other conditions to the December 18, 2014, cash offer for the entire issued and to be issued share capital of incadea plc (LSE AIM: INCA) have been satisfied or waived. Accordingly, the offer is unconditional in all respects.

With control of more than 98% of the issued share capital of incadea, Dealertrack intends to commence the cancellation of trading of incadea’s shares on the AIM Market of the London Stock Exchange and to initiate procedures to compulsorily acquire the remaining incadea shares that were not tendered into the offer. Following such cancellation, Dealertrack also intends to procure that incadea re-register from a public limited company to a private limited company.

The offer for acceptance will remain open to those incadea shareholders who have not accepted until further notice. At least 14 days notice will be given prior to closing the offer.

The acquisition significantly enhances the total addressable market opportunity for Dealertrack. Automobile manufacturers are increasingly looking for one stop global technology partners and incadea positions Dealertrack competitively to grow the existing global customer base and capture new market share opportunities. incadea has significant momentum in capturing new agreements and its range of customers include BMW, Toyota, Volkswagen, Peugeot/Citroën, Ford, Bosch, Scania and Mercedes-Benz.

“Now that incadea has joined Dealertrack, we can start our journey to bring our combined vision of transforming automotive retailing to the broader international market,” said Mark O’Neil, chairman and chief executive officer, Dealertrack. “The combined global company now services automotive retailers in over 85 countries, making Dealertrack one of the leading providers of innovative technology solutions to the global industry.”

Details of the financial impact of the acquisition will be discussed as part of Dealertrack’s fourth-quarter earnings call in late February.

About Dealertrack Technologies (www.dealertrack.com)
Dealertrack Technologies’ intuitive and high-value web-based software solutions and services enhance efficiency and profitability for all major segments of the automotive retail industry, including dealers, lenders, vehicle manufacturers, third-party retailers, agents and aftermarket providers. In addition to the industry’s largest online credit application network, connecting more than 20,000 dealers with more than 1,500 lenders, Dealertrack Technologies delivers the industry’s most comprehensive solution set for automotive retailers, including Dealer Management System (DMS), Inventory, Sales and F&I, Digital Marketing and Registration and Titling solutions.

About incadea plc (www.incadea.com)

incadea's team of more than 500 employees brings together automotive retailing industry expertise and proprietary technology to drive a suite of solutions that include dealer management, business intelligence, and customer and vehicle relationship management. The company's product suite is based on Microsoft, with whom it has a long-term strategic relationship. incadea's network of worldwide certified channel partners serves a growing community of more than 75,000 worldwide end users in nearly 3,500 dealerships across more than 85 geographical markets.

Disclosures requirements of the United Kingdom City Code on Takeover and Mergers (the “Code’)

Hard copies of the Offer Document and the Form of Acceptance are available (during normal business hours) by writing to Capita Asset Services, Corporate Actions, The Registry, 34 Beckenham Road, Beckenham, Kent, BR3 4TU or by calling Capita Asset Services on 0871 664 0321 from within the UK or +44 20 8639 3399 if calling from outside the UK. Calls to the 0871 664 0321 number cost 10 pence per minute (including VAT) plus your service provider’s network extras. Calls to the helpline from outside the UK will be charged at applicable international rates. Different charges may apply to calls from mobile telephones and calls may be recorded and randomly monitored for security and training purposes. Lines are open 9.00 a.m. to 5.30 p.m. (London time) Monday to Friday. The helpline cannot provide advice on the merits of the Offer.

In accordance with Rule 30.4 of the City Code, a copy of this announcement will be made available, subject to certain restrictions relating to persons resident in any Restricted Jurisdiction, on the websites of Dealertrack at www.dealertrack.com and incadea at www.incadea.com until the end of the Offer. For the avoidance of doubt, the contents of the websites referred to above are not incorporated into and do not form part of this announcement.

Dealing Disclosure Requirements

Under Rule 8.3(a) of the Code, any person who is interested in one per cent or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified.

An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the tenth business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure. Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in one per cent or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure, you should contact the Panel's Market Surveillance Unit on +44 (0) 20 7638 0129.

Safe Harbor for Forward-Looking and Cautionary Statements

Statements in this press release regarding the benefits of incadea joining Dealertrack, Dealertrack’s plans to cancel trading of incadea’s shares on AIM and to re-register incadea as a private limited company, any conclusions or statements based thereon and all other statements in this release other than the recitation of historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of Dealertrack Technologies to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.

Factors that might cause such a difference include the performance and acceptance of Dealertrack’s solutions, the performance of Dealertrack's third-party partners, and other risks listed in our reports filed with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ending December 31, 2013 and our Quarterly Reports on Form 10-Q. These filings can be found on Dealertrack Technologies' website at www.dealertrack.com and the SEC's website at www.sec.gov. Forward-looking statements included herein speak only as of the date hereof and Dealertrack Technologies disclaims any obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

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